Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT dated as of April 2, 2013 (this “Amendment Agreement”), (a) to the Credit Agreement dated as of August 17, 2012 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among NAVISTAR, INC., a Delaware corporation (the “Borrower”), NAVISTAR INTERNATIONAL CORPORATION, a Delaware corporation (“Parent”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMCB”), as Administrative Agent and Collateral Agent (capitalized terms used but not defined herein having the meaning provided in the Credit Agreement), (b) to the Guarantee and Collateral Agreement dated as of August 17, 2012 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among Parent, the Borrower and certain other Subsidiaries of Parent party thereto and JPMCB, as Collateral Agent, and (c) the Collateral Cooperation Agreement dated as of August 17, 2012 (the “Collateral Cooperation Agreement”), by and among Bank of America, N.A., in its capacity as administrative agent for the ABL Secured Parties (as defined therein), and JPMCB, in its capacity as administrative and collateral agent for the Term Secured Parties (as defined therein). J.P. Morgan Securities LLC has been appointed to act as sole lead arranger and sole bookrunner in connection with this Amendment Agreement.

W I T N E S S E T H

WHEREAS, pursuant to the Credit Agreement, the Existing Lenders (as defined below) have made Tranche B Term Loans to the Borrower on the terms and subject to the conditions set forth therein;

WHEREAS, concurrently with the effectiveness of this Amendment Agreement on the First Amendment Effective Date (as defined below), Parent intends to (a) incur unsecured indebtedness in an aggregate principal amount of $300,000,000 (the “Unsecured Financing Transactions”) and (b) use the Net Proceeds thereof to repay (the “Prepayment”) a portion of the outstanding Tranche B Term Loans in accordance with Section 2.10 of the Credit Agreement (the portion of the Tranche B Term Loans that remain outstanding immediately after the Prepayment being referred to herein as the “Existing Term Loans”).

WHEREAS, each lender holding outstanding Tranche B Term Loans immediately prior to the First Amendment Effective Date (the “Existing Lenders”) that executes and delivers a signature page to this Amendment Agreement as a “Continuing Lender” (each, a “Continuing Lender”) at or prior to 3:00 p.m., New York City time, on March 26, 2013 (the “Signing Date”) will have agreed to the terms of this Amendment Agreement upon the effectiveness of this Amendment Agreement on the First Amendment Effective Date. Each Existing Lender that does not execute and deliver a signature page to this Amendment Agreement at or prior to the Signing Date (each, a “Departing Lender”) will be deemed not to have agreed to this Amendment Agreement, and will be subject to the mandatory assignment provisions of Section 2.19 of the Credit Agreement upon the effectiveness of this Amendment Agreement on the First Amendment Effective Date (it being understood that the interests, rights and obligations of the Departing Lenders under the Credit Documents will be assumed by (a) certain Continuing Lenders and (b) each financial institution that is not an Existing Lender and that is a party hereto (each, a “New Lender”), in each case in accordance with Section 2.19 of the Credit Agreement and Section 2 hereof);

WHEREAS, effective as of the First Amendment Effective Date, each New Lender will constitute, and each Continuing Lender will continue to constitute, a “Tranche B Term Lender” and a “Lender” for all purposes of the Credit Agreement and the Credit Documents; and

WHEREAS, Parent, the Borrower, the Continuing Lenders, which collectively constitute the Requisite Lenders, and the New Lenders desire to amend the Credit Agreement to, among other things, (a) reduce the Applicable Rate applicable to the Tranche B Term Loans, (b) amend the Tranche B Term Loan Maturity Date to be August 17, 2017 and (c) modify certain other terms and conditions of the Credit Agreement, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Unsecured Financing Transactions and Prepayment. Subject to the terms and conditions set forth herein, on the First Amendment Effective Date (a) Parent shall consummate the Unsecured Financing Transactions and contribute the Net Proceeds thereof to the Borrower, (b) the Borrower shall use such Net Proceeds to consummate the Prepayment, (c) the Borrower shall pay the amount required pursuant to Section 2.10(b) of the Credit Agreement (as in effect prior to the First Amendment Effective Date) in respect of the Tranche B Term Loans subject to the Prepayment and (d) the Borrower shall pay to the Existing Lenders all accrued and unpaid interest and fees through but excluding the First Amendment Effective Date. The Requisite Lenders hereby waive any breakage required to be paid pursuant to Section 2.15(c) of the Credit Agreement in connection with the payments set forth in clauses (b) and (d) of this Section 1.

SECTION 2. Concerning the Tranche B Term Lenders and Existing Term Loans. (a) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date and immediately following the Prepayment, (i) each New Lender shall become, and each Continuing Lender shall continue to be, a “Tranche B Term Lender” under the Credit Agreement and (ii) each New Lender shall have, and each Continuing Lender shall continue to have, all the rights and obligations of a “Tranche B Term Lender” and a “Lender” holding a Tranche B Term Loan under the Credit Agreement.

(b) Pursuant to Section 2.19 of the Credit Agreement, on the First Amendment Effective Date and immediately following the Prepayment, each Departing Lender shall be deemed to have assigned and delegated its Existing Term Loans to JPMCB, as assignee, at a purchase price equal to par (the “Purchase Price”). Upon (i) payment to a Departing Lender of (x) the Purchase Price with respect to its Existing Term Loans and (y) accrued and unpaid interest and fees through but excluding the First Amendment Effective Date and (ii) the satisfaction of the conditions set forth in Section 2.19 of the Credit Agreement (but without the requirement of any further action on the part of such Departing Lender, Parent, the Borrower or the Administrative Agent), such Departing Lender shall cease to be a party to the Credit Agreement (and shall not become a party to the Credit Agreement, as amended by this Amendment Agreement).

(c) Subject to the terms and conditions set forth herein, on the First Amendment Effective Date, (i) each Continuing Lender agrees (x) if the aggregate principal amount of such Continuing Lender’s Existing Term Loans exceeds such Continuing Lender’s Tranche B Term Loan Commitment, to assign to JPMCB, for a purchase price equal to par, a portion of its Existing Term Loans having an aggregate principal amount equal to such Continuing Lender’s Existing Term Loans less such Continuing Lender’s Tranche B Term Loan Commitment disclosed to such Continuing Lender by the Administrative Agent prior to the date hereof or (y) if such Continuing Lender’s Tranche B Term Loan Commitment exceeds the aggregate principal amount of such Continuing Lender’s Existing Term Loans, to assume from JPMCB, for a purchase price equal to par, Tranche B Term Loans having an aggregate principal amount equal to such Continuing Lender’s Tranche B Term Loan Commitment disclosed to such Continuing Lender by the Administrative Agent prior to the date hereof less the amount of the Existing Term Loans of such Continuing Lender on such date and (ii) each New Lender, if any, agrees to assume from JPMCB, for a purchase price equal to par, Tranche B Term Loans having an aggregate principal amount equal to the amount disclosed to such New Lender by the Administrative Agent prior to the date hereof.

(d) Each New Lender, if any, by delivering its signature page to this Amendment Agreement and assuming Tranche B Term Loans in accordance with Section 2(c) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be approved by any Agent, the Requisite Lenders or any other Lenders, as applicable, on the First Amendment Effective Date.

SECTION 3. Amendment of Credit Agreement. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Credit Agreement:

“First Amendment” means the First Amendment dated as of April 2, 2013, to this Agreement, the Guarantee and Collateral Agreement and the Collateral Cooperation Agreement.

“First Amendment Effective Date” means April 2, 2013.

“First Amendment Reaffirmation Agreement” means a Reaffirmation dated as of the First Amendment Effective Date among Parent, the Borrower and the Guarantor Subsidiaries, substantially in the form attached to the First Amendment, as the same may be amended, supplemented or otherwise modified from time to time.

(b) The definitions of the terms “ABL Collateral” and “ABL Pledged Accounts” set forth in Section 1.1 of the Credit Agreement are each hereby amended by replacing the words “as in effect on the date hereof” with “as in effect on the First Amendment Effective Date”.

(c) The definition of the term “Adjusted Eurodollar Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the text “1.50%” with the text “1.25%”.

(d) The definition of the term “Applicable Rate” set forth in Section 1.1 of the Credit Agreement is hereby amended by replacing the text “4.50%” and “5.50%” with the text “3.50%” and “4.50%”, respectively.

(e) The definition of the term “Collateral Documents” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Collateral Documents” means the Guarantee and Collateral Agreement, the Mortgages, the Intellectual Property Security Agreements, the Control Agreements, the First Amendment Reaffirmation Agreement, any deed or amendment of deed executed in connection with the First Amendment and all other instruments, documents and agreements delivered by or on behalf of any Credit Party pursuant to this Agreement or any of the other Credit Documents in order to grant to, or perfect in favor of, the Collateral Agent, for the benefit of the Secured Parties, a Lien on any property of such Credit Party as security for the Obligations.

(f) The definition of the term “Indebtedness” set forth in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (g) thereof in its entirety as follows:

“(g) all net amounts owing under Hedge Agreements relating to interest rates, foreign currency exchange rates or commodity prices; and”

(g) The definition of the term “Lender” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Lender” means each financial institution party to the First Amendment as a Lender, and any other Person that shall have become a party hereto in accordance with the terms hereof pursuant to an Assignment Agreement or a Refinancing Facility Agreement, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment Agreement.

(h) The definition of the term “Tranche B Term Loan Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Tranche B Term Loan Maturity Date” means August 17, 2017.

(i) Clause (b) of Section 2.10 of the Credit Agreement is amended and restated in its entirety as follows:

“(b) Tranche B Term Loan Call Protection. In the event that all or any portion of the Tranche B Term Borrowings are repaid or prepaid for any reason (excluding any payment of any Installment due and payable pursuant to Section 2.9(a)) or are subject to any other Repricing Event, in each case, prior to the second anniversary of the First Amendment Effective Date, then each Lender whose Tranche B Term Loans are repaid or prepaid or are subject to such a Repricing Event (or which is required to assign any of its Tranche B Term Loans pursuant to Section 2.19 in connection with such prepayment or such Repricing Event) shall be paid a fee equal to 1.00% of the aggregate principal amount of such repayment or prepayment (or the principal amount subject to such Repricing Event or such assignment).”

(j) Clause (a) of Section 2.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a) Asset Sales. Not later than the third Business Day following the date of receipt by Parent or any Restricted Subsidiary of any Net Proceeds in respect of any Asset Sale by any Credit Party, the Borrower shall prepay the Borrowings in an aggregate amount equal to such Net Proceeds; provided that, except in the case of Net Proceeds in respect of Asset Sales made pursuant to Section 6.4(a)(xiv) in any Fiscal Year that, together with all Net Proceeds in respect of other Asset Sales made pursuant to Section 6.4(a)(xiv) during such Fiscal Year, exceed $100,000,000, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower may, prior to the date of the required prepayment, deliver to the Administrative Agent a certificate of an Authorized Officer of each of Parent and the Borrower to the effect that the Borrower intends to cause such Net Proceeds (or a portion thereof specified in such certificate) to be reinvested in assets useful in the business of the Borrower and the other Credit Parties (which assets, in the case of any reinvestment of the Net Proceeds of any Asset Sale of any Collateral, shall constitute Collateral) within 365 days after the receipt of such Net Proceeds (or within 180 days following the end of such 365-day period if a binding agreement so to reinvest such Net Proceeds is entered into within such 365-day period), and certifying that, as of the date thereof, no Default or Event of Default has occurred and is continuing, in which case during such period the Borrower shall not be required to make such prepayment to the extent of the amount set forth in such certificate; provided further that any such Net Proceeds that are not so reinvested by the end of such 365-day period (as such period may be extended as set forth above) shall be applied to prepay the Borrowings promptly upon the expiration of such period.”

(k) Clause (g) of Section 4.13 of the Credit Agreement is hereby amended to insert the word “material” before the words “Withdrawal Liability”.

(l) Clause (r) of Section 6.2 of the Credit Agreement is hereby amended by replacing the text “$50,000,000” with the text “$75,000,000”.

(m) (i) Clause (a)(iv) of Section 6.3 of the Credit Agreement is hereby amended by deleting the parenthetical “(other than the Convertible Subordinated Notes)” and (ii) clause (b)(vii) of Section 6.3 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vii) cash payments (A) made with respect to the hedging arrangements entered into by Parent or any of its Restricted Subsidiaries to increase the effective conversion premium of the Convertible Subordinated Notes, (B) made to net share settle Convertible Subordinated Notes in amount not to exceed the principal amount thereof or (C) made in lieu of the issuance of fractional shares in connection with the conversion of the Convertible Subordinated Notes;”

(n) Clause (c)(i) of Section 6.3 of the Credit Agreement is hereby amended by (i) replacing the word “or” at the end of clause (B) thereof with the text “,” and (ii) inserting the following at the end thereof:

“or (D) to the extent that such repayment, prepayment, redemption, defeasance, repurchase, retirement or other acquisition for value does not constitute a Restricted Payment because it is made within one year of the date of the scheduled final maturity of such Indebtedness, repayment or sinking fund payment of such Indebtedness”

(o) Clause (a)(xiv) of Section 6.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(xiv) sales, transfers, leases and other dispositions of assets that are not permitted by any other clause of this Section 6.4(a); provided that (A) all sales, transfers, leases and other dispositions made in reliance on this clause (xiv) shall be made for fair value and at least 75% cash consideration and (B) the Net Proceeds thereof shall be applied as required by Section 2.11.”

(p) Clause (b)(vi) of Section 6.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(vi) restrictions imposed under the (A) the ABL Loan Documents as in effect on the First Amendment Effective Date, (B) the Senior Notes Indenture, the Cook County Loan Agreement and the IFA Loan Agreement, in each case as in effect on the Closing Date, and (C) the Credit Documents;”

(q) Clause (b) of Section 6.9 of the Credit Agreement is hereby amended by replacing the words “restrictions and conditions existing on the date hereof (including such restrictions set forth in the ABL Credit Agreement” with the words “restrictions and conditions existing on the date hereof and restrictions and conditions set forth in the ABL Credit Agreement as of the First Amendment Effective Date”.

(r) Clause (a) of Section 6.10 of the Credit Agreement is hereby amended by (i) adding the parenthetical “(as in effect on the First Amendment Effective Date)” after the words “ABL Loan Documents” and (ii) replacing the words “as in effect on the date hereof” with the words “as in effect on the First Amendment Effective Date”.

SECTION 4. Amendment of the Guarantee and Collateral Agreement. Effective as of the First Amendment Effective Date, the Guarantee and Collateral Agreement is hereby amended as follows:

(a) The following definition is hereby added in the appropriate alphabetical order to Section 1.02 of the Guarantee and Collateral Agreement:

“Used Truck Inventory” has the meaning assigned to the term “Used Truck Inventory” as defined in the ABL Security Agreement, as in effect on the First Amendment Effective Date.

(b) The definition of the term “ABL Collateral” set forth in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“ABL Collateral” has the meaning assigned to the term “Collateral” as defined in, and as supplemented by the designation of additional “Designated Parts Locations” for such “Collateral” and additional “Pledged Accounts” in accordance with the terms of, the ABL Security Agreement, as in effect after giving effect to that certain Amendment No. 1 to the Credit Agreement and Security Agreement dated as of April 2, 2013 among the Borrower, the lenders party thereto and the ABL Representative (the “ABL Credit Agreement Amendment”), but (a) excluding therefrom any assets that, under the terms of the ABL Security Agreement as in effect on the date hereof or as amended from time to time, are expressly stated to be excluded from, or no longer included in, the definition of such term, but only upon such assets ceasing to constitute “Collateral” as so defined, and (b) disregarding in the definition thereof any reference to any Proceeds (other than insurance proceeds and products thereof and, solely to the extent such Proceeds are in the form of assets of the Borrower set forth in clauses (a)(i) through (a)(vi) of Article II of the ABL Security Agreement, as in effect after giving effect to the ABL Credit Agreement Amendment, other Proceeds thereof).

(c) The definition of the term “ABL Pledged Accounts” set forth in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended by replacing the words “as in effect on the date hereof” with “as in effect on the First Amendment Effective Date”.

(d) The definition of the term “ABL Security Agreement” set forth in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety as follows:

“ABL Security Agreement” means the Amended and Restated Security Agreement dated as of the date hereof, as amended by the Amendment No. 1 to the Credit Agreement and the Security Agreement dated as of the First Amendment Effective Date, between the Borrower, the ABL Representative and the lenders party thereto.

(e) Clause (a) of Section 7.16 of the Guarantee and Collateral Agreement is amended and restated in its entirety as follows:

“(a) ABL Pledged Accounts. The Borrower represents and covenants that (i) other than as may result from inadvertent mistakes, no ABL Pledged Account will, at any time, contain on deposit therein or credited thereto any funds or financial assets (including Investment Property, cash and Cash Equivalents) other than (A) insurance proceeds constituting ABL Collateral, (B) any cash or Cash Equivalents constituting Proceeds of any sale or other disposition of any Parts Inventory or any Used Truck Inventory and (C) Proceeds of the assets of the Borrower referred to in clauses (a)(ii) and (a)(iii) of Article II of the ABL Security Agreement, as in effect on the First Amendment Effective Date, and (ii) neither the Borrower nor any other Person authorized by the Borrower (other than the ABL Representative or the applicable depositary bank) shall make any withdrawal or transfer from (or give any entitlement order resulting in any such withdrawal or transfer) any ABL Pledged Account except if funds or financial assets so withdrawn or transferred are applied to satisfy obligations under the ABL Credit Agreement or are deposited in or credited to a Deposit Account or Securities Account that is subject to a perfected security interest of the Collateral Agent pursuant to the Credit Documents (it being understood that, after such deposit or credit, the Borrower or any other Person authorized by the Borrower may make withdrawals or transfers of such funds or financial assets in accordance with the terms of the Credit Documents). The Borrower shall not designate any Deposit Account or Securities Account as a “Pledged Account” under the ABL Security Agreement unless the Borrower shall have provided prior or contemporaneous written notice of such designation to the Collateral Agent, accompanied by a certificate of an Authorized Officer of the Borrower certifying that such Deposit Account or Securities Account, as the case may be, complies and will continue to comply with the requirements of this paragraph.”

SECTION 5. Amendment of the Collateral Cooperation Agreement. Effective as of the First Amendment Effective Date, the Collateral Cooperation Agreement is hereby amended as follows:

(a) The definition of the term “ABL Collateral” set forth in Section 1.2 of the Collateral Cooperation Agreement is hereby amended and restated in its entirety as follows:

“ABL Collateral” has the meaning assigned to the term “Collateral” as defined in, and as supplemented by the designation of additional “Designated Parts Locations” for such “Collateral” and additional “Pledged Accounts” in accordance with the terms of, the ABL Security Agreement, as in effect after giving effect to that certain Amendment No. 1 to the Credit Agreement and Security Agreement dated as of April 2, 2013 among the Borrower, the Lenders party thereto and the ABL Representative (the “ABL Credit Agreement Amendment”), but (a) excluding therefrom any assets that, under the terms of the ABL Security Agreement as in effect on the date hereof or as amended from time to time, are expressly stated to be excluded from, or no longer included in, the definition of such term, but only upon such assets ceasing to constitute “Collateral” as so defined, and (b) disregarding in the definition thereof any reference to any Proceeds (other than insurance proceeds and products thereof and, solely to the extent such Proceeds are in the form of assets of the Borrower set forth in clauses (a)(i) through (a)(vi) of Article II of the ABL Security Agreement, as in effect after giving effect to the ABL Credit Agreement Amendment, other Proceeds thereof).

SECTION 6. Conditions to Effectiveness of Amendment Agreement. This Amendment Agreement shall become effective as of the first date on which the following occur or have been waived (the “First Amendment Effective Date”):

(a) The Administrative Agent shall have received a counterpart of (i) this Amendment Agreement, executed and delivered by a duly authorized officer of Parent, the Borrower, the Requisite Lenders, each New Lender and the Administrative Agent and (ii) the Reaffirmation attached to this Amendment Agreement, executed and delivered by a duly authorized officer of each Credit Party.

(b) The Administrative Agent shall have received, in respect of each of Parent and the Borrower, (i) a certificate of such Credit Party executed by the secretary or assistant secretary of such Credit Party attaching (A) a copy of each Organizational Document of such Credit Party, which shall, to the extent applicable, be certified as of the First Amendment Effective Date or a recent date prior thereto by the appropriate Governmental Authority, provided that, in lieu of the delivery requirement in this clause (A), if there has been no change to, and no action has been taken to amend, the Organizational Documents of such Credit Party, the Administrative Agent shall accept a certification from an Authorized Officer of such Credit Party as to such fact, (B) signature and incumbency certificates of the officers of such Credit Party, (C) resolutions of the board of directors or similar governing body of such Credit Party approving and authorizing the execution, delivery and performance of this Amendment Agreement and the Reaffirmation to which it is a party, certified as of the Closing Date by such secretary or assistant secretary as being in full force and effect without modification or amendment, and (D) a good standing certificate from the applicable Governmental Authority of such Credit Party’s jurisdiction of organization, dated the First Amendment Effective Date or a recent date prior thereto, and (ii) such other documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each of Parent and the Borrower and the authorization of the transactions contemplated hereby and the Reaffirmation, all in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Unsecured Financing Transactions shall have been consummated, the Net Proceeds of which shall be used to effect the Prepayment.

(d) The Borrower shall have paid to J.P. Morgan Securities LLC (the “Arranger”), for the account of the applicable Existing Lenders, (i) the amounts set forth in clauses (c) and (d) of Section 1 of this Amendment Agreement and (ii) the amount required pursuant to Section 2.10(b) of the Credit Agreement (as in effect prior to the First Amendment Effective Date) in respect of the Tranche B Term Loans that are not being repaid as part of the Prepayment. In addition, the Borrower shall have paid to the Administrative Agent and the Arranger all expenses (including legal expenses) and other amounts due and payable on or prior to the First Amendment Effective Date pursuant to this Amendment Agreement, the Arrangement Letter dated as of March 19, 2013, among Parent, the Borrower, the Arranger and JPMCB, and the Credit Documents.

(e) At the time of and immediately after giving effect to this Amendment Agreement, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

(f) The representations and warranties made or deemed to be made in this Amendment Agreement shall be true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date.

(g) The Collateral Agent shall have received all certificates, acknowledgements and other documents described in clauses (f)(iii) and (f)(iv) of the definition of the term “Collateral and Guarantee Requirement” set forth in Section 1.1 of the Credit Agreement.

The Administrative Agent shall notify Parent, the Borrower, the Existing Lenders and the New Lenders of the First Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment Agreement shall not become effective, and the obligations of the applicable Continuing Lenders and the New Lenders to assume Tranche B Term Loans as provided for herein will automatically terminate, if each of the conditions set forth or referred to in this Section 6 has not been satisfied at or prior to 5:00 p.m., New York City time, on April 9, 2013 (it being understood that any such failure of this Amendment Agreement to become effective will not affect any rights or obligations of any Person under the Credit Agreement).

SECTION 7. Representations and Warranties. Each of Parent and the Borrower hereby represents and warrants to each Agent and each Lender on the First Amendment Effective Date that:

(a) This Amendment Agreement has been duly authorized, executed and delivered by each of Parent and the Borrower and constitutes a legal, valid and binding obligation of each of Parent and the Borrower, enforceable against the Parent and the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Credit Party set forth in the Credit Documents are true and correct (i) in the case of the representations and warranties qualified or modified as to materiality in the text thereof, in all respects and (ii) otherwise, in all material respects, in each case on and as of the First Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to an earlier date, in which case such representation and warranty shall be so true and correct, or true and correct in all material respects, as applicable, on and as of such earlier date.

(c) No Default or Event of Default has occurred and is continuing or would result from this Amendment Agreement.

SECTION 8. Post-First Amendment Effective Date Matters Within 60 days after the First Amendment Effective Date (or such later date as the Collateral Agent in its sole discretion may permit) with respect to any Mortgage encumbering any Material Real Estate Asset set forth on Schedule I hereto and otherwise at the reasonable request of the Collateral Agent, the Collateral Agent shall have received (a) an amendment thereof (each, a “Mortgage Amendment”), setting forth such changes as are reasonably necessary to reflect that the lien securing the Obligations encumbers such Material Real Estate Asset and to further grant, preserve, protect and perfect the validity and priority of the security interest thereby created and perfected, (ii) an opinion by local counsel to Parent and the Borrower, as may be reasonably requested by the Collateral Agent, regarding the enforceability of such Mortgage Amendment and (iii) a date-down endorsement to each policy of title insurance insuring the interest of the mortgagee with respect to such Mortgage, each of the foregoing being in all respects reasonably acceptable to the Collateral Agent.

SECTION 9. Effects on Credit Documents; No Novation. (a) Except as expressly set forth herein, this Amendment Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Credit Document, all of which shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of the Credit Documents or in any way limit, impair or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Documents. Nothing herein shall be deemed to entitle Parent, the Borrower or any other Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(c) On and after the First Amendment Effective Date, each reference in the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement or the Guarantee and Collateral Agreement, as applicable, “thereunder”, “thereof”, “therein” or words of like import in any other Credit Document, shall be deemed a reference to the Credit Agreement or the Guarantee and Collateral Agreement as amended hereby. Parent, the Borrower and the other parties hereto acknowledge and agree that this Amendment Agreement shall constitute a Credit Document.

(d) This Amendment Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the priority of any Collateral Document. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or the Collateral Documents, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment Agreement or any other document contemplated hereby shall be construed as a release or other discharge of any Credit Party under any Credit Document from any of its obligations and liabilities thereunder.

SECTION 10. APPLICABLE LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

SECTION 11. Counterparts. This Amendment Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment Agreement by facsimile or in electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

SECTION 12. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 9.1 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year firs above written.

NAVISTAR INTERNATIONAL CORPORATION

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

NAVISTAR, INC.

By:	/s/ Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent, Collateral Agent and Lender

By:	/s/ Richard W. Duker
Name:	Richard W. Duker
Title:	Managin Director

[Signature Page to First Amendment]

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	West CLO 20112-1 Ltd

By	/s/ Joanna Willars

Name:	Joanna Willars

Title:	Vice President, Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By

Name:

Title:

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FIRST AMENDMENT

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Name of Lender: AIMCOM CLO, SERIES 2005-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

For a Lender requiring a second signature line:

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: AIMCOM CLO, SERIES 2006-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

For a Lender requiring a second signature line:

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

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FIRST AMENDMENT

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Name of Lender: ACAS CLO 2012-1, Ltd. By: American Capital Leveraged Finance Management, LLC (F/k/a American Capital Asset Management, LLC), as Portfolio Manger

By:	/s/ Jay Heirshberg
Name:	Jay Heirshberg
Title:	Authorized Signatory

For a Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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FIRST AMENDMENT

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Name of Lender:

By:
Name:
Title:

For a Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

STICHTING DEPOSITARY APG FIXED
INCOME CREDIT POOL, as Lender
By: apg Asset Management US Inc.

By:	/s/ Michael Leiva
Name:	Michael Leiva
Title:	Portfolio Manager

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: ARES VIR CLO LTD.

ARES VIR CLO LTD.

BY: ARES CLO MANAGEMENT VIR, L.P., ITS INVESTMENT MANAGER

BY: ARES CLO GP VIR, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: ARES XXV CLO LTD.

ARES XXV CLO LTD.

BY: ARES CLO MANAGEMENT XXV, L.P., its Asset Manager

BY: ARES CLO GP XXV, LLC, it General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

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Name of Lender: SUPERANNUATION FUNDS MANAGEMENT CORPORATION OF SOUTHERN AUSTRALIA

SUPERANNUATION FUNDS MANAGEMENT CORPORATION OF SOUTHERN AUSTRALIA

BY: ARES HIGH YIELD STRATEGIES FUND IV MANAGEMENT, L.P., ITS INVESTMENT MANAGER

BY: ARES HIGH YIELD STRATEGIES FUND IV GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: RUSSELL INSTITUTIONAL FUNDS, LLC

RUSSELL INSTITUTIONAL FUNDS, LLC

BY: ARES MANAGEMENT LLC, in its capacity as Money Manager for the Russell High Yield Bond Fund

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: ARES INSTITUTIONAL LOAN FUND B.V.

ARES INSTITUTIONAL LOAN FUND B.V.

BY: ARES MANAGEMENT LIMITED, AS MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

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Name of Lender: SEI GLOBAL MASTER FUND PLC - THE SEI HIGH YIELD FIXED INCOME FUND

SEI GLOBAL MASTER FUND PLC - THE SEI HIGH YIELD FIXED INCOME FUND

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND

SEI INSTITUTIONAL INVESTMENTS TRUST - OPPORTUNISTIC INCOME FUND

BY: ARES MANAGEMENT LLC, AS PORTFOLIO MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

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Name of Lender: SEI INSTITUTIONAL INVESTMENTS TRUST - HIGH YIELD BOND FUND

SEI INSTITUTIONAL INVESTMENTS TRUST - HIGH YIELD BOND FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: SEI INSTITUTIONAL MANAGED TRUST - HIGH YIELD BOND FUND

SEI INSTITUTIONAL MANAGED TRUST - HIGH YIELD BOND FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender: SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED INCOME FUND

SEI INSTITUTIONAL INVESTMENTS TRUST ENHANCED INCOME FUND

BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Aiztio Global High Income Fund

By:	/s/ Justin Zubrod Jr.
Name:	Justin Zubrod Jr.
Title:	Analyst

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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FIRST AMENDMENT

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Name of Lender:	Aiztio Global High Income Fund LLC

By:	/s/ Justin Zubrod Jr.
Name:	Justin Zubrod Jr.
Title:	Analyst

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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FIRST AMENDMENT

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Name of Lender:	Aiztio Global High Income Group Trust Fund

By:	/s/ Justin Zubrod Jr.
Name:	Justin Zubrod Jr.
Title:	Analyst

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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Name of Lender:	California State Teachers Retirement System

By:	/s/ Justin Zubrod Jr.
Name:	Justin Zubrod Jr.
Title:	Analyst

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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Name of Lender:	General Retirement System for the City of Detroit

By:	/s/ Justin Zubrod Jr.
Name:	Justin Zubrod Jr.
Title:	Analyst

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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Name of Lender:

BABSON CLO LTD. 2005-III
By: Babson Capital Management LLC as Collateral Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND By: Babson Capital Management LLC as Investment Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

The foregoing is executed on behalf of Babson Capital Global Short Duration High Yield Fund, organized under an Agreement and Declaration of Trust dated May 19, 2011, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the Trust’s property and assets shall be bound.

BABSON CAPITAL FLOATING RATE INCOME MASTER FUND, L.P.
CITY OF NEW YORK GROUP TRUST
By: Babson Capital Management LLC as Investment Manager

By:	/s/ Michael Best
Name:	Michael Best
Title:	Director

JFIN CAPITAL LLC
JFIN FUND III LLC
By: Jefferies Finance LLC as Collateral Manager

By:	/s/ Kevin Stephens
Name:	Kevin Stephens
Title:	Closing Manager

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	BBT Fund, L.P.

By:	/s/ William O. Reimann
Name:	William O. Reimann
Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	BBT Master Fund, L.P.

By:	/s/ William O. Reimann
Name:	William O. Reimann
Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Senior High Income Fund, Inc.
By: BlackRock Financial Management, Inc., its Sub-Advisor

/s/ Wendy Myers
Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

Allied World Assurance Company, Ltd.
By: BlackRock Financial Management, Inc., its Investment Manager

/s/ Wendy Myers
Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

JPMBI re Blackrock Bankloan Fund
By: BlackRock Financial Management, Inc., its Sub-Advisor

/s/ Wendy Myers
Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Floating Rate Income Trust
By: BlackRock Financial Management, Inc., its Sub-Advisor

/s/ Wendy Myers
Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Defined Opportunity Credit Trust
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Limited Duration Income Trust
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Secured Credit Portfolio of BlackRock Funds II
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Senior Income Series IV
By: BlackRock Financial Management Inc., its Collateral Manager

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Senior Income Series V Limited
By: BlackRock Financial Management Inc., its Collateral Manager

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Debt Strategies Fund, Inc.
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Floating Rate Income Strategies Fund, Inc.
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Global Investment Series: Income Strategies Portfolio
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

Ironshore Inc.
By: BlackRock Financial Management Inc., its Investment Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

Magnetite VII, Limited
By: BlackRock Financial Management Inc., its Collateral Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:

BlackRock Senior Floating Rate Portfolio
By: BlackRock Financial Management Inc., its Sub-Advisor

/s/ Wendy Myers

Name:	Wendy Myers
Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	BATTALION CLO 2007-I, LTD.

	By:	BRIGADE CAPITAL MANAGEMENT LLC
As Collateral Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	BATTALION CLO III LTD.

	By:	BRIGADE CAPITAL MANAGEMENT LLC
As Collateral Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Birch Capital Fund SPC Limited- Bond Segregated Portfolio

	By:	BRIGADE CAPITAL MANAGEMENT LLC
As Investment Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Blue Falcon Limited

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Brigade Credit Fund II, LTD.

	By:	BRIGADE CAPITAL MANAGEMENT LLC
As Investment Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Citi Pension Plan

By:	BRIGADE CAPITAL MANAGEMENT LLC
As Investment Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	FirstEnergy Corp. System Master Retirement Trust

By:	BRIGADE CAPITAL MANAGEMENT LLC
As Investment Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Future Directions Credit Opportunities Fund

	By:	BRIGADE CAPITAL MANAGEMENT LLC
As Investment Manager

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Russell Investment Company Russell Multi-Strategy Alternative Fund

By:	/s/ Joanna Bensimon

Name:	Joanna Bensimon

Title:	Associate

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Shinnecock CLO 2006-1, Ltd

By:	/s/ Francis Ruchalski

Name:	Francis Ruchalski

Title:	CFO

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Cent CLO 16, L.P.

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Cent CLO 17, Limited

By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Assistant Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Columbia Strategic Income Fund, a series of Columbia Funds Series Trust I

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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FIRST AMENDMENT

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Name of Lender:	Columbia Variable Portfolio - Strategic Income fund, a series of Columbia Funds Variable Insurance Trust

By:	/s/ Robin C. Stancil

Name:	Robin C. Stancil

Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Credit Suisse Loan Funding LLC

By:	/s/ Barry Zamore

Name:	Barry Zamore

Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ Robert Healey

Name:	Robert Healey

Title:	Authorized Signatory

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Boston Income Portfolio

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael W. Weilheimer

Name:	Michael W. Weilheimer

Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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Name of Lender:	Funds for Gemene Rekening Beroepsvervoer hy FBO: Stichting Bedrijfstak Pension Funds Voor Het Beroepsvervoer Over De Weg

By:	Management and Research as Investment Advisor

By:	/s/ Michael W. Weilheimer

Name:	Michael W. Weilheimer

Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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Name of Lender: ECO MASTER FUND LIMITED

By	/s/ Steven M. Friedman
	Name:	Steven M. Friedman
	Title:	Manager

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

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Name of Lender: HFR DS ECO MASTER TRUST

By	/s/ Steven M. Friedman
	Name:	Steven M. Friedman
	Title:	Manager

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

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Name of Lender: First Trust Senior Floating Rate Income Fund II

By :	First Trust Advisors L.P., its investment manager

By	/s/ Scott Fries
	Name:	Scott Fries
	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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TO CREDIT AGREEMENT

Name of Lender: First Trust Short Duration High Income Fund

By:	First Trust Advisors L.P., its investment manager

	By:	/s/ Scott Fries

		Name:	Scott Fries

		Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By

Name:

Title:

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Name of Lender: First Trust High Yield Long Short ETF

By:	/s/ Scott Fries
	Name:	Scott Fries

	Title:	Vice President

For any Lender requiring a second signature line:

Name of Lender:

By

Name:

Title:

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Name of Lender: Fortress Credit Funding III LP

By:	Fortress Credit Funding III GP LLC, its general manager

/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins

	Title:	Treasurer

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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Name of Lender: Fortress Credit Funding IV LP

By:	Fortress Credit Funding IV GP LLC, its general partner

/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins

	Title:	CFO

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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TO CREDIT AGREEMENT

Name of Lender: Fortress Credit Funding V LP

By:	Fortress Credit Funding V GP LLC, its general partner

/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins

	Title:	Treasurer

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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Name of Lender:	Fortress Credit Funding VI LP

By:	Fortress Credit Funding VI GP LLC, its general partner

/s/ Glenn P. Cummins
Name:	Glenn P. Cummins

Title:	Treasurer

For any Lender requiring a second signature line:

Name of Lender:

By

Name:

Title:

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Name of Lender: Fortress Credit Investments I LTD

By:	Drawbridge Special Opportunities Advisors LLC, its collateral manager

/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins

	Title:	Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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TO CREDIT AGREEMENT

Name of Lender: Fortress Credit Investments II LTD

By:	Drawbridge Special Opportunities Advisors LLC, its collateral manager

/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins

	Title:	Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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TO CREDIT AGREEMENT

Name of Lender: Sargas CLO I LTD

By:	Sargas Asset Management, LLC its Portfolio Manager

/s/ Glenn P. Cummins
	Name:	Glenn P. Cummins

	Title:	CFO

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

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Name of Lender:	Franklin Floating Rate Master Trust - Franklin Floating Rate Master Series

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Franklin Investors Securities Trust - Franklin Floating Rate Daily Access Fund

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Franklin Templeton Series II Funds - Franklin Floating Rate II Fund

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

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Name of Lender:	Muir Woods CLO, Ltd.

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Franklin Advisers, Inc. as Collateral Manager Vice President

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Name of Lender:	Franklin Templeton Variable Insurance Products Trust Franklin High Income Securities Fund

By:	/s/ Eric Takaha
	Name:	Eric Takaha
	Title:	Portfolio Manager

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Franklin High Income Fund

By:	/s/ Eric Takaha
	Name:	Eric Takaha
	Title:	Portfolio Manager

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Franklin High Income Trust Franklin High Income Fund

By:	/s/ Eric Takaha
	Name:	Eric Takaha
	Title:	Portfolio Manager

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Franklin Universal Trust

By:	/s/ Glenn Voyles
	Name:	Glenn Voyles
	Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	EQ Advisors Trust - EQ/Franklin Core Balanced Portfolio

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	ING FRANKLIN INCOME PORTFOLIO

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	JNL/FRANKLIN TEMPLETON INCOME FUND

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Franklin Templeton Variable Insurance Products Trust - Franklin Income Securities Fund

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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Name of Lender:	Franklin Custodian Funds - Franklin Income Fund

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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Name of Lender:	AST FT Founding Funds Allocation Portfolio

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	AZL Franklin Templeton Founding Strategy Plus Fund

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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Name of Lender:	Met Investors Series Trust-Met/Franklin Income Portfolio

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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FIRST AMENDMENT

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Name of Lender:	John Hancock Trust-Income Trust

By:	/s/ Edward D. Perks
	Name:	Edward D. Perks
	Title:	SVP-Portfolio Manager Dir-Equity Portfolio Management

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Fraser Sullivan CLO VI Ltd., as Lender

By:	FS COA Management, LLC, as Portfolio Manager

	By	/s/ John W. Fraser

		Name:	John W. Fraser

		Title:	Manager

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Name of Lender:

By

Name:

Title:

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Name of Lender:	Fraser Sullivan CLO VII Ltd.

By:	FS COA Management, LLC, as Portfolio Manager

	By:	/s/ John W. Fraser
	Name:	John Fraser
	Title:	Managing Partner

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Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Jamestown CLO I Ltd.

By:	3i Debt Management U.S. LLC, as Portfolio Manager

	By:	/s/ John W. Fraser
	Name:	John Fraser
	Title:	Managing Partner

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Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender: Fraser Sullivan CLO VII, Ltd., as Lender

By:	WCAS Fraser Sullivan Investment Management, LLC, as Collateral Manager

	By:	/s/ John W. Fraser
	Name:	John W. Fraser
	Title:	Managing Partner

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Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender: Goldman Sachs Lending Partners LLC

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

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Name of Lender:

By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender: WATERFRONT CLO 2007-1, LTD.

By:	Kevin S. Buckle
Name:	Kevin S. Buckle
Title:	Senior Vice President Grandview Capital Management, LLC As Investment Manager

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Name of Lender: Rittenhouse Loan Funding LLC

By:	Citibank, N.A.

	By:	/s/ Tina Tran
	Name:	Tina Tran
	Title:	Associate Director

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Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Arch Street Funding LLC
	By:	FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

		By:	/s/ Dan H. Smith
		Name:	Daniel H. Smith
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

		By:	/s/
Name:
Title:

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Name of Lender:	GALE FORCE 3 CLO, LTD.
By: GSO/BLACKSTONE Debt Funds
Management LLC as Collateral Manager

	By:	/s/ Dan H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	INWOOD PARK CDO LTD.
By: Blackstone Debt Advisors L.P. as Collateral Manager

	By:	/s/ Dan H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

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Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	LEHIGH RIVER LLC
By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

	By:	/s/ Dan H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	GRAMERCY PARK CLO LTD.
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	BLACKSTONE/GSO STRATEGIC CREDIT FUND
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	LOCUST STREET FUNDING LLC
By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC as Sub-Advisor

	By:	/s/ Dan H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	WALNUT STREET FUNDING LLC
By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

	By:	/s/ Dan H. Smith
	Name:	Daniel H. Smith
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	RS Floating Rate Fund

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	RS Strategic Income Fund

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	The Guardian Life Insurance Company of America

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	GUGGENHEIM OPPORTUNISTIC U.S. LOAN AND BOND FUND IV

By:	Guggenheim Opportunistic U.S. Loan and Bond Fund IV, a sub fund of Guggenheim Qualifying Investor Fund plc
By:	For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

	By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Guggenheim U.S. Loan Fund II

By:	Guggenheim U.S. Loan Fund II, a sub fund of Guggenheim Qualifying Investor Fund plc
By:	For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

	By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Guggenheim U.S. Loan Fund III

By:	Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc
By:	For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

	By:	/s/ Sabrina Holub
	Name:	Sabrina Holub
	Title:	Client Service Manager

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	AbitibiBowater Fixed Income Master Trust Fund

By:	Guggenheim Partners Investment Management, LLC as Investment Manager

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	General Dynamics Corporation Group Trust

By:	Guggenheim Partners Investment Management, LLC as Manager

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Guggenheim Build America Bonds Managed Duration

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Guggenheim Strategic Opportunities Fund

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

By:	Guggenheim High-Yield Plus Master Fund SPC, On behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTOLIO
By:	Guggenheim Partners Investment Management, LLC as Manager

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Intel Corporation Profit Sharing Retirement Plan

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	MASTER SEGREGATED PORTFOLIO B

By:	Guggenheim High-Yield Plus Master Fund SPC On behalf of and for the account of MASTER SEGREGATED PORTFOLIO B
By:	Guggenheim Partners Investment Management, LLC as Manager

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	Mercer Field CLO LP

By:	Guggenheim Partners Investment Management, LLC as Collateral Manager

	By:	/s/ Jon Shin
	Name:	Jon Shin
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	NYLIAC Separate Account 70 _ A01

By:	Guggenheim Partners Investment Management, LLC

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Name of Lender:	NZCG Funding Ltd

By:	Guggenheim Partners Investment Management, LLC as Collateral Manager

	By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

	By:	/s/
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Orpheus Funding LLC
By : Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Renaissance Reinsurance Ltd.
By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	SEI Institutional Investments Trust - High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	SEI Institutional Managed Trust - High Yield Bond Fund
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	SEI Institutional Managed Trust - Multi Asset Income Fund
By: Guggenheim Partners Investment Management, LLC as Sub-Adviser

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Security Income Fund - Floating Rate Strategies Series
By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Security Income Fund - Macro Opportunities Series
By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Security Income Fund - Total Return Bond Series
By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Shriners Hospitals for Children
By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Stichting PGGM Depositary
By: Guggenheim Partners Investment Management, LLC as Manager

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	The AbitiBowater Inc. US Master Trust for Defined Benefit Plans
By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Wilshire Institutional Master Fund SPC Guggenheim Alpha Segregated Port
By: Guggenheim Partners Investment Management, LLC

By	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Harch CLO II, Limited

By	/s/ Joseph Harch
	Name:	Joseph Harch
	Title:	Chairman

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Harch CLO III, Limited

By	/s/ Joseph Harch
	Name:	Joseph Harch
	Title:	Chairman

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Highbridge International LLC
By: Highbridge Capital Management, LLC as Trading Manager and not in its individual capacity

By	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Highbridge Principal Strategies Credit Opportunities Master Fund, L.P.
By: Highbridge Principal Strategies, LLC as Trading Manager and not in its individual capacity

By	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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TO CREDIT AGREEMENT

Name of Lender:	Oberhausen S.a.r.l a responsabilite limitee de titrisation
By: Highbridge Leverage Loan Partners Master Fund III, LP. as Portfolio Manager By: Highbridge Principal Strategies, LLC as Trading Manager

By	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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COMMONWEALTH INTERNATIONAL FIXED INTEREST FUND 6
Name of Lender:

By	/s/ Daniel Brennand
	Name:	Daniel Brennand
	Title:	Vice-President

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CFS Wholesale Global Corporate Debt Fund
Name of Lender:

By	/s/ Daniel Brennand
	Name:	Daniel Brennand
	Title:	Vice-President

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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BMO GUARDIAN FLOATING RATE INCOME FUND
Name of Lender:

By	/s/ Daniel Brennand
	Name:	Daniel Brennand
	Title:	Vice President

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Name of Lender:	JP MORGAN CHASE BANK, N.A.

By	/s/ Andrew C. Faherty
	Name:	Andrew C. Faherty
	Title:	Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:	N/A

By	N/A
Name:
Title:

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Name of Lender:	JP MORGAN CHASE BANK, N.A.

By	/s/ Andrew C. Faherty
Name:	Andrew C. Faherty
Title:	Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:	N/A

By	N/A
Name:
Title:

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	JP MORGAN CHASE BANK, N.A.

By	/s/ Andrew C. Faherty
Name:	Andrew C. Faherty
Title:	Authorized Signatory

For any Lender requiring a second signature line:
Name of Lender:	N/A

By	N/A
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	J. P. Morgan Whitefriars Inc.

By	/s/ Virginia R. Conway
	Name:	Virginia R. Conway
	Title:	Attorney - in - Fact

For any Lender requiring a second signature line:
Name of Lender:	NA

By
Name:
Title:

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FIRST AMENDMENT

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Name of Lender:	Lord Abbett Investment Trust - Lord Abbett Floating Rate Fund

By	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager

For any Lender requiring a second signature line:
Name of Lender:

By
Name:
Title:

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Name of Lender:	Mackay Shields Defensive Bond Arbitrage Fund LTD

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts

Name:	Dan Roberts
Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Arkansas Public Employees Retirement System

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Fire and Police Employees’ Retirement System of the City of Baltimore

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Gold Coast Capital Subsidiary III Limited

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	New York Life Insurance Company (Guaranteed Products)

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	New York Life Insurance Company, GP - Portable Alpha

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Northrup Grumman Pension Master Trust

By: Mackay Shields LLC, as investment Adviser and not individually

By	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

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Name of Lender:	UPS Group Trust

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Arkansas Judicial Retirement System

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	First Trust High Income Long/Short Fund

By: MacKay Shields LLC, as Investment Adviser and not individually

By:	/s/ Dan C. Roberts
	Name:	Dan Roberts
	Title:	Senior Managing Director

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TO CREDIT AGREEMENT

Name of Lender:	Manulife Floating Rate Income Fund

By:	/s/ AW

	Name:	Angela Winandy
	Title:	Director, US Performance and Client Reporting

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

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Name of Lender:	Mason Capital LP

By:	/s/ JG
	Name:	John Grizzetti
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:
Title:

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TO CREDIT AGREEMENT

Name of Lender:	Mason Capital Master Fund LP

By:	/s/ JG
	Name:	John Grizzetti
	Title:	Chief Financial Officer

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	GANNETT PEAK CLO I, LTD.

By: The Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen unintelligible

	Name:	LendAmend LLC

	Title:	Administrator

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	THL Credit Wind River 2012-1 CLO Ltd.

By:	THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen unintelligible

	Name:	LendAmend LLC

	Title:	Administrator

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Metropolitan West Asset Management, LLC

As Asset Manager

Name of Lender:	PICTET - U.S. High Yield

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Metropolitan West Asset Management, LLC

As Investment Manager

Name of Lender:	Metropolitan West Unconstrained Bond Fund

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Metropolitan West Asset Management, LLC

As Investment Manager

Name of Lender:	Metropolitan West High Yield Bond Fund

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

TCW Asset Management Company

As Asset Manager

Name of Lender:	TCW High Yield II, L.P.

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

TCW Asset Management Company

As Asset Manager

Name of Lender:	TCW Leveraged Loan Fund, L.P.

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

TCW Investment Management Company

As Investment Manager

Name of Lender:	TCW High Yield Bond Fund

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Metropolitan West Asset Management, LLC

As Investment Manager

Name of Lender:	TCW Funds - Metwest High Yield Bond Fund (UCITS)

By:	/s/ Bibi Khan

	Name:	Bibi Khan
	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:	/s/ George Winn

	Name:	George Winn
	Title:	Sr. Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VENTURE XII CLO, Limited

By:	its investment advisor MJX Asset Management LLC

By:	/s/ Fred Taylor

	Name:	Fred Taylor

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VENTURE VII CDO, Limited

By:	its investment advisor MJX Asset Management, LLC

By:	/s/ Fred Taylor

	Name:	Fred Taylor

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VENTURE X CLO, Limited

By:	its investment advisor MJX Asset Management, LLC

By:	/s/ Fred Taylor

	Name:	Fred Taylor

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VENTURE XI CLO, Limited

By:	its investment advisor MJX Asset Management, LLC

By:	/s/ Fred Taylor

	Name:	Fred Taylor

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VENTURE IX CDO, Limited

By:	its investment advisor MJX Asset Management LLC

By:	/s/ Fred Taylor

	Name:	Fred Taylor

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VENTURE VIII CDO, Limited

By:	its investment advisor MJX Asset Management, LLC

By:	/s/ Fred Taylor

	Name:	Fred Taylor

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman CLO XIII, Ltd.

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Maryland State Retirement and Pension System

By:	Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	JNL/Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman - Floating Rate Income Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman CLO XII, LTD

By:	Neuberger Berman Fixed Income LLC as Collateral Manager

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Stichting Bewaarder Syntrus Achmea Global High Yield Pool

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Stichting Pensioenfonds voor Fysiotherapeuten

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:
Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Inter-American Development Bank

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Kern County Employees’ Retirement Association

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Los Angeles City Employees’ Retirement System (LACERS)

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Master Pension Trust of CSX Corporation and Affiliated Companies sponsored by CSX Corporation

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Montana Board of Investment

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	NB Short Duration High Yield Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman High Income Bond Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman High Income Fund LLC

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman High Yield Bond Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman High Yield Strategies Fund Inc.

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman Investment Funds PLC

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Neuberger Berman Short Duration High Income Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	New York City Employees’ Retirement System

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	New York City Police Pension Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Northern Multi-Manger High Yield Opportunity Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Ohio Police & Fire Pension Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Orizaba, LP

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Plumbers and Pipefitters National Pension Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Principal Investors Fund, Inc. - High Yield Fund

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Public Employees Retirement System of Ohio

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Retirement Annunity Plan for Employees of the Army & Air Force Exchange Service

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Stichting Bedrijfstakpensioenfonds Voor het Schilders-, Afwekings- en Glaszetbedrijf

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Teachers’ Retirement System of the City of New York

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	The Northern Trust Company of Connecticut

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Trust for Retiree Medical, Dental and Life Insurance Plan of the Army and Air Force Exchange Service

By:	/s/ Colin Donlan

	Name:	Colin Donlan

	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Dunham Corporate/Government Bond Fund

By:	/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	IBEW Local 82 Joint Pension Fund

By:	/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	VVIT: Virtus Multi-Sector Fixed Income Series

By:	/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Balanced Fund

By:	/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Bond Fund

By:	/s/ Kyle Jennings

	Name:	Kyle Jennings

	Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By:

Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Global Multi Sector Income Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings

Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Multi-Sector Fixed Income Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings

Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Senior Floating Rate Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings

Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Tactical Allocation Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings

Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Virtus Total Return Fund

By	/s/ Kyle Jennings
Name:	Kyle Jennings

Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By
Name:

Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	ACE Tempest Reinsurance Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmudn Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Arch Investment Holdings IV Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Oaktree Enhanced Income Funding Series I, Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Oaktree Enhanced Income Funding Series II, Ltd.

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Oaktree Senior Loan Fund, L.P.

By:	Oaktree Senior Loan Fund GP, L.P.
Its:	General Partner
By:	Oaktree Fund GP IIA, LLC
Its:	General Partner
By:	Oaktree Fund GP II, L.P.
Its:	Managing Member

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	The Public Education Employee Retirement System of Missouri

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	The Public School Retirement System of Missouri

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	UniSuper Limited, as Trustee for UniSuper

By:	Oaktree Capital Management, L.P.
Its:	Investment Manager

By	/s/ David Yee
Name:	David Yee

Title:	Senior Vice President

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Desmund Shirazi
Name:	Desmund Shirazi

Title:	Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Onex Debt Opportunity Fund, Ltd.

By:	Onex Credit Partners, LLC
Its:	Investment Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	OCP Investment Trust

	By:	Onex Credit Partners, LLC
	Its:	Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Onex Senior Credit Fund, L.P.

	By:	Onex Credit Partners, LLC
	Its:	Investment Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Consumer Program Administrators, Inc.

	By:	Onex Credit Partners, LLC
	Its:	Investment Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Onex Senior Credit II, L.P.

	By:	Onex Credit Partners, LLC
	Its:	Investment Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	OCP Partners, LP

	By:	Onex Credit Partners, LLC
	Its:	Investment Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Onex Senior Floating Income Fund, LP

By:	Onex Credit Partners, LLC
Its:	Investment Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Onex Credit Trust

By:	Onex Credit Partners, LLC
Its:	Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	OCP CLO 2012-1, Ltd.

By:	Onex Credit Partners, LLC as Portfolio Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	OCP CLO 2012-2, Ltd.

By:	Onex Credit Partners, LLC as Collateral Manager

By	/s/ Steven Gutman
Name:	Steven Gutman
Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	OZLM FUNDING, LTD.

By:	Och-Ziff Loan Management LP
Its:	Portfolio Manager
By:	Och-Ziff Loan Management LLC
Its:	General Partner

By	/s/ Joel Frank
Name:	Joel Frank
Title:	Chief Financial Officer

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	PACIFIC LIFE FUNDS - PL FLOATING RATE INCOME FUND

	By:	Pacific Life Fund Advisors LLC
(doing business as Pacific Asset Management), in its capacity as Investment Advisor (ZY)

By	/s/ Michael Marzouk
Name:	Michael Marzouk
Title:	Managing Director

For any Lender requiring a second signature line:

Name of Lender:

By	/s/ Dale Hawley
Name:	Dale Hawley
Title:	Assistant Secretary

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	PUTNAM FLOATING RATE INCOME FUND

By	[See next page]
Name:	Beth Mazor
Title:	V.P.

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND

By:	[See next page]

For any Lender requiring a second signature line:

Name of Lender:	N/A

By
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST (CAYMAN) MASTER FUND By The Putnam Advisory Company, LLC

By	/s/ Angela Patel
Name:	Angela Patel
Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM PREMIER INCOME TRUST

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM PREMIER INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM MASTER INTERMEDIATE INCOME TRUST

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

	By	N/A
Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM DIVERSIFIED INCOME TRUST

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM VARIABLE TRUST - PVT DIVERSIFIED INCOME FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM VT HIGH YIELD FUND

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM VARIABLE TRUST, on Behalf of its series, Putnam VT High Yield Fund by Putnam Investment Management, LLC

/s/ Suzanne Deshaies
By:	Suzanne Deshaies
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM HIGH YIELD TRUST

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM HIGH YIELD TRUST

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	PUTNAM HIGH YIELD ADVANTAGE FUND

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

PUTNAM HIGH YIELD ADVANTAGE FUND

/s/ Beth Mazor
By:	Beth Mazor
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	LGT MULTI MANAGER BOND HIGH YIELD (USD)

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

By	N/A
Name:
Title:

LGT Multi Manager Bond High Yield (USD)

By:	The Putnam Advisory Company, LLC

/s/ Suzanne Deshaies
By:	Suzanne Deshaies
Title:	V.P.

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	STICHTING BEWAARDER SYNTRUS ACHMEA GLOBAL HIGH YIELD POOL

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

	By	N/A
Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF Stichting Bewaarder Syntrus Achmea Global High Yield Pool

/s/ Kevin Parnell
By:	Kevin Parnell
Title:	Manager

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	IG PUTNAM US HIGH YIELD INCOME FUND

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

	By	N/A
Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF IG PUTNAM US HIGH YIELD INCOME FUND

/s/ Suzanne Deshaies
By:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

	By	N/A
Name:
Title:

THE PUTNAM ADVISORY COMPANY, LLC
ON BEHALF OF STICHTING PENSIOENFONDS VOOR FYSIOTHERAPEUTEN

/s/ Suzanne Deshaies
By:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO

By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

	By	N/A
Name:
Title:

MAXIM PUTNAM HIGH YIELD BOND PORTFOLIO OF MAXIM SERIES FUND, INC.
By:	Putnam Investment Management, LLC

/s/ Suzanne Deshaies
By:	Suzanne Deshaies
Title:	VP

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	INVESTORS CANADIAN HIGH YIELD INCOME FUND

	By	[See next page]
Name:
Title:

For any Lender requiring a second signature line:

Name of Lender:	N/A

	By	N/A
Name:
Title:

INVESTORS CANADIAN HIGH YIELD INCOME FUND
by Putnam Investments Inc. (PII)

/s/ Kevin Parnell
By:	Kevin Parnell
Title:	Manager

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	0934594 B.C. UNLIMITED LIABILITY COMPANY

	By	GRAMERCY ULC

/s/ Richard Taylor
		Name:	Richard Taylor
		Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	Commonwealth of Pennsylvania
State Employees Retirement System

By	/s/ Adam J. Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	JHF II - Multi Sector Bond Fund

By	/s/ Adam J. Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AMENDMENT

Name of Lender:	LIBRA GLOBAL LIMITED

By	/s/ Adam J. Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	San Joaquin County Employees Retirement Association

By	/s/ Adam J. Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio

By	/s/ Adam J. Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	The Northwestern Mutual Life Insurance Company and Northwestern Long Term Care Insurance Company and Northwestern MutualSeries Fund, Inc. High Yield Bond Series Fund, Inc. High Yield

By	/s/ Andrew Wassweiler
	Name:	Andrew Wassweiler
	Title:	Director

By:	Mason Street Advisors, LLC Its Investment Manager

For any Lender requiring a second signature line:

Name of Lender:	N.A.

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	The Royal Bank of Scotland PLC

By:	RBS Securities Inc., its agent

/s/ Matthew S. Rosencrans
	Name:	Matthew S. Rosencrans
	Title:	Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	[ ] Credit Strategies Master Fund, Ltd.

By:	Tricadia Capital Management, LLC as Investment Management

	By	/s/ Barry Monday
		Name:	Barry Monday
		Title:	Chief Administrative Officer

For any Lender requiring a second signature line:

Name of Lender:	N.A.

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Name of Lender:	Valcour Opportunities Master Fund, Ltd.

By	/s/ Todd Murray
	Name:	Todd Murray
	Title:	Authorized Signatory

For any Lender requiring a second signature line:

Name of Lender:

By
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT

TO CREDIT AGREEMENT

Each of the persons listed on Annex A Severally but not jointly, as a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	Steven M. Hoffman
	Name:	Steven M. Hoffman
	Title:	Vice President and Counsel

REAFFIRMATION

April 2, 2013

Each of the undersigned Credit Parties hereby consents to the Amendment Agreement and the transactions contemplated thereby. Each of the undersigned Credit Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement (as amended by the Amendment Agreement) and each of the other Credit Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of the Amendment Agreement and the transactions contemplated thereby, the Credit Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

NAVISTAR INTERNATIONAL CORPORATION

By:	Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

By:	Andrew J. Cederoth
Name:	Andrew J. Cederoth
Title:	Executive Vice President and Chief Financial Officer

IC BUS, LLC
SST TRUCK COMPANY LLC
IC BUS OF OKLAHOMA, LLC
NAVISTAR DIESEL OF ALABAMA, LLC
NAVISTAR RV, LLC
NAVISTAR BIG BORE DIESELS, LLC
WORKHORSE INTERNATIONAL HOLDING COMPANY
NAVISTAR AFTERMARKET PRODUCTS, INC.
CONTINENTAL MFG. COMPANY, INC.
INDIANAPOLIS CASTING CORPORATION
INTERNATIONAL TRUCK INTELLECTUAL PROPERTY COMPANY, LLC
INTERNATIONAL ENGINE INTELLECTUAL PROPERTY COMPANY, LLC
PURE POWER TECHNOLOGIES, LLC
NAVISTAR DEFENSE, LLC
UPTIME PARTS, LLC

By:	Curt A. Kramer
Name:	Curt A. Kramer
Title:	Secretary

REAFFIRMATION

April 2, 2013

Each of the undersigned Credit Parties hereby consents to the Amendment Agreement and the transactions contemplated thereby. Each of the undersigned Credit Parties further (a) affirms and confirms its respective guarantees, pledges, grants of security interests and other obligations under the Credit Agreement (as amended by the Amendment Agreement) and each of the other Credit Documents to which it is a party, in respect of, and to secure, the Obligations and (b) agrees that, notwithstanding the effectiveness of the Amendment Agreement and the transactions contemplated thereby, the Credit Documents to which it is a party, and such guarantees, pledges, grants of security interests and other obligations thereunder, shall continue to be in full force and effect in accordance with the terms thereof.

NAVISTAR INTERNATIONAL CORPORATION

By:
Name:
Title:

NAVISTAR, INC.

By:
Name:
Title:

[GUARANTOR SUBSIDIARIES]

By:
Name:
Title:

Schedule I

Mortgage Amendments

Credit Party/Name of Owner	Name/Address/City/State/Zip Code
Navistar, Inc.	2050 N. Mannheim Rd Melrose Park, IL 60160
2701 & 2601 Navistar Dr. Lisle, IL 60532